UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

______________________________

Date of Report (Date of earliest event reported): May 15, 2007

SLADE'S FERRY BANCORP.
(Exact name of registrant as specified in its charter)

Massachusetts	000-23904	04-3061936
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 Slade's Ferry Avenue, PO Box 390, Somerset, Massachusetts 02726
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (508) 675-2121

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure

      Slade's Ferry Bancorp. issued a press release on May 15, 2007 reporting that the presentation to be made at its annual meeting of shareholders on May 16, 2007 would be available as a live webcast, and indefinitely thereafter, at www.sladesbank.com. A copy of that press release is attached as Exhibit 99.1 hereto.

A copy of the presentation materials is attached as Exhibit 99.2 hereto.

Item 9.01 Financial Statements and Exhibits

(d) The following exhibit is furnished with this report:

Exhibit No.	Description

99.1	Press release dated May 15, 2007.

99.2	Presentation materials for use at Annual Meeting of Shareholders on May 16, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLADES FERRY BANCORP.

(Registrant)

	By:	/s/ Deborah A. McLaughlin

	Name:	Deborah A. McLaughlin
	Title:	Executive Vice President and Chief Financial
Officer/Chief Operations Officer

Date: May 15, 2007

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated May 15, 2007.

99.2	Presentation materials for use at Annual Meeting of Shareholders on May 16, 2007.

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